Endurance Specialty Holdings Investor Presentation March 31, 2015 Exhibit 99.1

Forward Looking Statements and Regulation G Disclaimer

Cautionary Note Regarding Forward Looking Statements
Some of the statements in this presentation may include, and Endurance may make related oral, forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about our proposed acquisition of Montpelier (including its benefits, results, effects and timing). Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.
Additionally, the proposed transaction is subject to risks and uncertainties, including: (A) that Endurance and Montpelier may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) uncertainty as to the actual premium of the Endurance share component of the proposal that will be realized by Montpelier shareholders in connection with the transaction; (D) uncertainty as to the long-term value of
Endurance ordinary shares; (E) failure to realize the anticipated benefits and synergies from the proposed transaction, including as a result of failure or delay in integrating Montpelier’s businesses into Endurance; (F) the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; (G) the inability to retain key personnel; (H) any changes in general economic and/or industry specific conditions; and (I) the outcome of any legal proceedings to the extent initiated against Endurance, Montpelier and others following the announcement of the proposed transaction, as well as Endurance and Montpelier management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Endurance’s most recent reports on Forms 10-K and 10-Q and the risk factors included in Montpelier’s most recent reports on Forms 10-K and 10-Q and other documents of Endurance and Montpelier on file with the Securities and Exchange Commission (“SEC”).  Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Endurance or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Transaction and Where to Find It
The issuance of Endurance ordinary shares to Montpelier shareholders in the merger will be submitted to shareholders of Endurance for their consideration.  The proposed merger will be submitted to shareholders of Montpelier for their consideration.  This presentation is not a solicitation of any vote or approval and is not a substitute for the joint proxy statement/prospectus or any other documents which Endurance or Montpelier may send to their respective shareholders in connection with the proposed merger.
This presentation does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a proxy statement/prospectus meeting the requirements of the Securities Act of 1933, as amended.
ENDURANCE AND MONTPELIER SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER WHEN IT IS FILED, AND ANY AMENDMENT OR
SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Endurance at the Investor Relations contact on the next page.

Forward Looking Statements and Regulation G Disclaimer
(cont’d)

Participants in the Solicitation
Endurance and Montpelier and their directors and executive officers are deemed to be participants in any solicitation of Endurance and Montpelier shareholders in connection with the proposed merger.  Information about Endurance’s directors and executive officers is available in Endurance’s Definitive Proxy Statement, dated April 9, 2015, for its 2015 Annual General Meeting of shareholders.  Information about Montpelier’s directors and executive officers is available in Amendment No. 1 on Form 10-K/A filed on March 31, 2015 amending Montpelier’s Annual Report on
Form 10-K, filed on February 25, 2015.
Additional Information
All references in this presentation to “$” refer to United States dollars. The contents of any website referenced in this presentation are not incorporated by reference herein.
Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the proposed transaction in a manner that allows for a more complete understanding.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

•
“A” ratings from A.M. Best and S&P
•
$3.8 billion of total capital
•
Conservative, short-duration, AA-
rated investment portfolio
•
Prudent reserves that have
historically developed favorably
since our inception
•
Diversified and efficient capital
structure
•
Since inception, returned nearly
$2.1 billion to investors through
dividends and share repurchases
Endurance Has Strong Foundation to Build on
Strong balance sheet, diversified portfolio and robust infrastructure

Strategic Initiatives
•
Substantially expanded global
underwriting and leadership talent
•
Optimized balance of insurance and
reinsurance portfolios to lower
volatility and improve profitability
•
Increased strategic purchases of
reinsurance and retrocession to
support growth and manage cycle
•
Streamlined support operations to
generate significant savings to fund
underwriting additions
•
Financial results beginning to
reflect transformation initiatives
Diversified Portfolio of Businesses
•
Gross premiums written of $3.0
billion on a trailing 12 month basis
•
Book of business contains
insurance and reinsurance
exposures as well as short tail and
long tail lines of business
•
Proven leader in the U.S.
agriculture insurance industry
•
Focus on specialty lines of business,
with market recognized, industry-
leading talent
•
MRH acquisition further diversifies
distribution and market access with
Lloyd’s and 3 rd party capital
Strong Balance Sheet and Capital
Strong and seasoned franchise
• Inception to date operating ROE of 11.1%
• 10 year book value per share plus dividends CAGR of 10.2%
• Continuous improvement in performance and market positioning

Larger book of
business with
lower
volatility and
improved
return
characteristics
We Have Transformed Our Specialty Insurance and Reinsurance Businesses
Starting in 2013 we rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market
The core of our underwriting leadership and talent is now firmly embedded throughout our organization. Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders.

Restructured
business
• Withdrawal from
unprofitable lines
and accounts
• Management of
limits
• Strategic purchases
of reinsurance and
retrocessional
coverages
Improved
underwriting talent
• Attracted and
retained teams of high
quality underwriters
• Expanded
underwriting and
product capabilities in
insurance and
reinsurance specialty
lines
• Newly added teams
are generating strong
premium flows with
improved margins
Expanding our
international
operations
• Launched London
based international
insurance operation
and began writing in
January 2014
• Zurich based marine
and energy
reinsurance team
started in August
2014
• Expanded
catastrophe
reinsurance presence
in Singapore
Restructured
operations
• Streamlined
leadership and
operations  to
create
efficiencies

Specialty Insurance Strategic Direction – Scale, Balance and Diversification
Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the global market

2012
$1.4B
1Q2015
*
$1.8B
Insurance Gross Premiums Written
Agriculture
63%
U.S.
Specialty
23%
Bermuda
14%
Agriculture
48%
U.S.
Specialty
33%
Bermuda
10%
London
9%
• Improved market presence through hiring of nearly 150 world class specialty underwriters in the U.S and London
• Increased market relevance with expanded geographies and products including: U.S. (Primary and excess casualty, inland and ocean marine, numerous professional liability classes, E&S property and commercial property) and London (energy, property and professional lines)
• Rebalanced portfolio by managing limits and by reducing unprofitable classes of business including NY City contractors, DIC property, and numerous casualty exposures while growing diversified specialty lines
Rebalancing
Specialty Growth
Paired With
* Based on a trailing 12 month basis

Reinsurance Strategic Direction – Portfolio Enhancement
Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection

2012
$1.1B
1Q2015
*
$1.2B
Reinsurance Gross Premiums Written
Specialty
26%
Property
20%
Catastrophe
27%
Professional
16%
• Expanded specialty focus through hiring of industry leading specialty teams in Trade Credit and Surety,
Marine and Energy and Agriculture
• Improved balance and profit potential through re-underwriting and non-renewals in:  treaty property, UK
Motor, low margin casualty treaties as well as numerous contracts that no longer met our profit targets
• Enhanced leadership team and hired highly regarded North American team of underwriters
- Significantly expanded profitable U.S. casualty and professional lines quota share business
• Further expanded our international specialty book by an additional $70 million at 1/1/2015 renewals
Rebalancing
Specialty Growth
Casualty
11%
Specialty
11%
Property
31%
Catastrophe
34%
Professional
5%
Casualty
19%
Paired With
* Based on a trailing 12 month basis

Portfolio Diversified by Product, Distribution Source and Geography
The transformation of Endurance has expanded product and geographic diversification

1Q2015
*
Gross Premiums Written: $3.0 Billion
Reinsurance (41%) Insurance (59%)
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
Clash
Americas Property Catastrophe
Asia Property Catastrophe
Europe Property Catastrophe
Workers Compensation Catastrophe
U.S. Sponsored Multi
Peril Crop Insurance
(MPCI)
Hail and other named
peril covers
Professional Lines
Property
Primary and Excess Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Surety
Healthcare
Excess Casualty
Professional Lines
Europe P&C
2%
Bermuda
6%
U.S. Specialty
20%
Global
Catastrophe
11%
North America
15%
Agriculture
28%
Global Specialty
11%
Aviation & Space
Marine & Energy
Agriculture (International)
Trade Credit, Surety and Political Risk
Structured Reinsurance
Weather
Personal Accident
Asia P&C
2%
International
5%
Property
Professional Lines
Energy
* Based on a trailing 12 month basis

10 Year CAGR: 10.2%, 5 Year CAGR: 8.5%
$70
$60
$50
$40
$30
$20
$10
$0
19.37
21.73
0.32
24.03
1.13
27.91
2.13
23.17
3.13
28.87
4.13
35.05
5.13
33.06
6.13
44.61
7.13
52.74
8.33
50.56
9.57
52.88
10.85
55.18
12.21
61.33
12.56
62.79
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q15
Book Value Per Share
Cumulative Dividends

Endurance

Endurance’s Financial Results
Diluted book value per common share has grown strongly

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – March 31, 2015
•
2005 – Hurricanes Katrina, Rita
and Wilma
•
2008 – Credit crisis and related
impact of marking assets to
market
•
2009 – Post crisis asset
recovery
•
2011 – High frequency of
global catastrophes
•
2012 – Superstorm Sandy and
Midwest drought
Significant Impacts to Book Value

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q15
1,645 1,863 1,673 2,098 2,312 2,007 2,587 2,648 2,181 2,281 2,457 2,755 2,845
200 200 200 200 200 430 430 430 430 430
103 391 447 447 449 447 448 528 528 527 527 528 528
Common Equity
Preferred Equity
Debt

Largest 1 in 100 PML as a % of Shareholders' Equity
30%
25%
20%
15%
10%
5%
0%
1/1/11 7/1/11 1/1/12 7/1/12 1/1/13 7/1/13 1/1/14 7/1/14 1/1/15

Endurance

Excellent Financial Strength and Risk Based Capital Position
Strong flexibility to pursue value enhancing growth initiatives
Endurance has significantly expanded its risk based capital position through strong results, prudent catastrophe risk management and leverage of reinsurance market while also returning nearly $2.1 billion to shareholders since inception through share repurchases and dividends. We maintain excellent financial strength and flexibility to pursue our strategic objectives and profitably grow our business for the benefit of our shareholders.

Significantly Reduced Catastrophe Exposures Excellent Financial Strength with Diversified Capital Base

•
Fixed maturity portfolio duration is 2.9 5 years in
order to balance investment yield and interest rate
risk
•
Investment quality (AA- average) has remained high
as the portfolio is conservatively managed in a
challenging economy
–
33.2% of investments are cash/short term
or US backed
–
Minimal exposure to sovereign debt or
bank debt of European peripheral countries
•
Increased allocations to non-core fixed income to
diversify portfolio, improve return potential and
reduce interest rate risk
•
Other investments of $576.0 million consist of
alternative funds (90.2%) and specialty funds (9.8%)
– Alternative funds predominantly include
hedge funds; complemented with some
private equity funds. Hedge funds are
mostly a balanced mix of credit and equity
oriented strategies.
–
Specialty funds include high yield loan
funds
Conservatively Positioned Investment Portfolio
Endurance maintains a high quality, short duration investment portfolio

$6.5 Billion Investment Portfolio at March 31, 2015
Cash and
Short Term
8.9%
U.S. Government /
and U.S. Government
Backed – 24.3%
Municipals and Foreign
Government
3.5%
Other
Investments
8.9%
Asset Backed and
Non Agency Mortgage
Backed – 27.0%
Corporate
Securities
21.8%
Equities
5.6%
Investment Portfolio Highlights

Transaction	• Endurance to acquire all of the common shares of Montpelier in a cash and stock acquisition
Value	• $1.8 billion transaction equity value ($40.24 per share) [(1)] – 1.21x Montpelier fully converted book value per common share as of 12/31/14
Consideration Mix	• Consideration mix of approximately 25% cash to Montpelier shareholders and 75% stock[(1)], including on a per share basis: – $9.89 per share special pre-closing dividend of cash, and – 0.472 Endurance shares (fixed exchange ratio)
Financing	• $450 million aggregate cash consideration, funded by special pre-closing dividend by Montpelier • $1.4 billion of newly issued Endurance shares [(1)]
Pro Forma Endurance Ownership[(1)]	• 68% by existing Endurance shareholders • 32% by existing Montpelier shareholders
Management and Board	• Current Endurance management to remain in place • Increase Endurance's Board of Directors at closing to include 3 current Montpelier Directors
Approvals and Timing	• Regulatory approvals and other customary closing conditions • Approval of Montpelier and Endurance shareholders – Funds affiliated with Charlesbank Capital Partners have agreed to vote their Montpelier common share stake in favor of the proposed transaction • Expected closing in third quarter of 2015
Preferred Share Redemption	• Montpelier preferred shares will be redeemed prior to Montpelier shareholder meeting at $26, or $156 million in aggregate, plus declared and unpaid dividends, if any, to the date of redemption

Endurance

Announced the Acquisition of Montpelier Re on March 31, 2015
Key Transaction Terms

Notes
1. Figures based on Endurance closing share price of $64.30 as of 3/30/2015 and 45.5MM fully-diluted Montpelier common shares

The Acquisition of Montpelier Re is Strategically and Financially Compelling
Transaction Highlights

Increased Scale and
Market Presence
• Transaction creates an enterprise with over $3.6 billion (1) of annual gross premiums written
• Increased size allows organization to better capitalize on distribution relationships and more effectively compete across all market conditions
Diversified Platform
Across Products and
Geographies
• Good-sized and scalable Lloyd’s platform expands distribution and product capabilities and provides access to new markets to further accelerate Endurance’s London market insurance growth strategy
• Addition of established third party capital management franchise (Blue Capital) expands market presence, enhances capital flexibility and provides stable source of income
• Montpelier’s attractive property catastrophe business complements existing reinsurance portfolio
• Insurance to remain above 50% of the combined diversified portfolio (1)
Stronger Balance
Sheet and Capital
Position
• With common shareholders’ equity of $4.1 billion (2) and total capital of $5.5 billion (2) , the combined company will have a substantially improved financial profile
• Larger, stronger balance sheet better positions combined company to pursue growth, withstand volatility and manage capital
Manageable
Integration Risk
• Montpelier maintains high quality business in lines where Endurance has significant underwriting and management expertise
• Similar corporate cultures and view of risk
• Straightforward corporate and organizational structure
Financially Attractive
• Meaningful transaction synergies, including more than $60 million of annual run-rate cost savings
• Expected to be immediately accretive to EPS and ROE, excluding non-recurring integration and transaction costs
• Neutral to book value per share and modestly dilutive to tangible book value per share
• Potential for enhanced capital management over time
Notes
1. Based on 2014 figures
2. Figures as of 12/31/14, pro forma for transaction. Based on Endurance closing share price of $64.30 as of 3/30/2015.  Shareholders’ equity and total capital exclude non-controlling interests

$Bn
XL + CGL 14.1
PRE + AXS 10.6
RE 5.7
Y 5.1
ACGL 4.8
ENH + MRH 3.6
AWH 2.9
AHL 2.9
ENH 2.9
VR 2.4
RNR (1) 2.1
AGII 1.9
MRH 0.7
0
4
8
12
16

$Bn
XL + CGL (2) 11.9
PRE + AXS (2) 11.0
Y 7.5
RE 7.5
ACGL 5.8
RNR (2) 4.2
ENH + MRH (3) 4.1
AWH 3.8
VR 3.6
AHL 2.9
ENH 2.8
AGII 1.6
MRH 1.5
0
4
8
12
16

Endurance

Transaction Provides Increased Scale and Stronger Balance Sheet

2014 Gross Premiums Written of
Peer Companies
Notes
1. Pro forma for Platinum acquisition
2. As of 12/31/2014, XL, PRE + AXS and RNR common shareholders’ equity shown pro forma for stock issued in connection with transactions based on publicly filed pro forma financial disclosure
3. As of 12/31/2014, pro forma for the acquisition of MRH, does not include impact of purchase accounting adjustments or transaction expenses
Common Shareholders’ Equity of Peer
Companies (12/31/14)

Endurance (1) Montpelier (1) (2) Combined
Insurance
59%
Property
Catastrophe
Reinsurance
30%
Other
Reinsurance
18%
Other
Insurance
4%
+ =
Collateralized
Re
11%
Lloyd’s
Insurance
23%
GPW: $2.9Bn GPW: $0.7Bn GPW: $3.6Bn
Property
Catastrophe
Reinsurance
16%
Other
Reinsurance
27%
Insurance
48%
Lloyd’s
Insurance
5%
•
Meaningfully greater scale in reinsurance with premiums up ~35%
•
Overall business mix remains balanced, with over 50% insurance
Property
Catastrophe
Reinsurance
12%
Other
Reinsurance
29%
Collateralized
Re
2%
Notes
1. Based on full year 2014 gross premiums written
2. Montpelier insurance includes Property and Specialty Individual Risk; reinsurance includes Property Catastrophe – Treaty, Property Specialty – Treaty, and Other Specialty – Treaty
Insurance: 59%
$1.7Bn
Reinsurance: 41%
$1.2Bn
Insurance: 27%
$0.2Bn
Reinsurance: 73%
$0.5Bn
Insurance: 53%
$1.9Bn
Reinsurance: 47%
$1.7Bn
Combined Business Well Diversified Across Business Lines and Platforms
Lloyd’s
Reinsurance
14%
Lloyd’s
Reinsurance
3%

•
Endurance has undergone a fundamental transformation to improve profitability and enhance market relevance
–
Since John Charman joined Endurance in mid 2013 as Chairman and CEO Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities
–
Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability
•
Benefits started to emerge in 2014 and have continued into 2015
•
Endurance maintains excellent balance sheet strength and liquidity
–
Capital levels meaningfully exceed rating agency minimums, providing support for growth
–
High quality investment portfolio; fixed maturity investments have an average credit quality of AA-
–
Prudent reserving philosophy and strong reserve position; strong, consistent  history of favorable development
•
While market conditions are increasingly competitive, the outlook for Endurance remains attractive
–
Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection;  accident year loss ratios improved in both segments during 2014 and remained stable in
1Q15
–
Active management of exposures and reinsurance purchases has reduced expected portfolio volatility
–
Expanded footprint of our specialty insurance and reinsurance franchise is improving market presence and relevance
•
Montpelier acquisition provides compelling value to Endurance’s shareholders
– New strategic capabilities with increased scale and market presence
– Enhanced combined balance sheet and capital position
– Manageable integration risk
Conclusion
Endurance is a compelling investment opportunity

Appendix

Overview of ARMtech

•
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
–
Offered by 19 licensed companies
–
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
–
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
–
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of
(re)insurance risks and is an efficient user of capital
•
ARMtech is a leading specialty crop insurance business
–
Approximate 8% market share in MPCI (with estimated 199,000 total agriculture policies in force)
and is 5th largest of 19 MPCI industry participants
–
MPCI 2015 crop year* estimated gross written premiums of $815 million
–
Portfolio is well diversified by geography and by crop
•
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
–
ARMtech has grown MPCI policy count by 66.3% since 2007
Overview of ARMtech
ARMtech has been a strong contributor to Endurance since its acquisition

*    2015 crop year is defined as July 1, 2014 through June 30, 2015

[$ Millions]
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
220
200
180
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
106
98
134
140
187
220
157
276
332
380
337
367
103
108
134
244
378
363
372
526
488
534
469
448
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015*
Crop Hail and LRP Premium
Retained MPCI Premium**
Ceded MPCI Premium
Policy Count [000's]

Endurance

•
ARMtech has built a market leading specialty crop
insurance business through its focus on offering
excellent service supported by industry leading
technology.
•
MPCI policy count has grown 66.3% over the past
seven years in a line of business not subject to the
property/casualty pricing cycle.
•
ARMtech is a leader in using technology to deliver
high quality service and to satisfy the intense
compliance and documentation standards imposed
on the industry by the U.S. Federal Government.
•
2014 and 2015 industry premiums impacted by
declines in commodity prices
ARMtech is a Leader in Crop Insurance
ARMtech’s focus on technology and service has allowed it to steadily grow its business

Written Premiums and Policy Counts by Crop Year
Using technology and service to expand
premiums
ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
*    Estimated 2015 crop year premiums and policy count
**  Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
149.9
228.1
105.1
163.4
265.5
99.4
136.4
217.4
108.0
118.9
219.8
103.3
2007
2008
2009
2010
2011
2012
2013
2014
2015**
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

•
2015 estimated crop year MPCI net written premiums of
$448.0 million*** are 4.5% lower than crop year 2014
–
Commodity prices for spring crops declined 14%
on average compared to a year ago
–
Estimated policy count growth of approximately
10.6%
•
The portfolio of 2015 crop risk is balanced by crop and
geography
•
Purchased excess of loss reinsurance to reimburse for
losses from 90% to 95% on MPCI portfolio as well as 90%
quota share for crop hail products
•
The decline in estimated 2015 crop year MPCI net
written premiums is principally due to declines in crop
commodity prices partially offset by increased policy
counts and new products
ARMtech is Increasing  Market Share and Geographic Diversification
2012 through 2015 were very strong marketing years for ARMtech
ARMtech continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.

Estimated 2015 Net Written Crop Year
Premiums
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2015 crop year premiums
***  Reflects cessions to the Federal Government as
part of the MPCI Program and not third party
reinsurance purchases
MPCI Net Written Premiums
by Crop Year and State Grouping *,***

240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
[Base and Net of FCIC Loss Ratio History]
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Endurance

•
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
•
ARMtech’s business has historically produced stable
profits over time after reflecting the reinsurance
terms set out in the current standard crop
reinsurance agreement
–
Historic average loss ratio post U.S. Federal
cessions has been 83.5% (adjusted for the
2011 Federal reinsurance terms)
–
The best year was 2007 with a 69.8% net loss
ratio and the worst was 2012 with a 104.0%
net MPCI loss ratio
–
ARMtech’s current expense run rate after the
A&O subsidy is approximately 7% - 8%
Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility

Stable Results in Volatile Times
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Reinsurance)
While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons

Seasonality of MPCI Business
First Quarter Third Quarter Second Quarter
Recognition of
annual written
premiums
60% - 65%
Spring crops
20% - 25%
Spring crop acreage
report adjustments
Winter crops
10% - 15%
Spring crop
adjustments due to
actual cessions
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Driven by spring
crops and winter
crops
25% - 30%
Largely driven by
spring crops
Harvest
Harvest of winter
crops
Harvest of spring
crops
Fourth Quarter
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

2.1%
0.5%
5.6%
0.5%
0.9%
6.2%
0.6%
3.0%
0.8%
8.5%
5.1%
1.8%
3.6%
1.3%
3.0%
0.2%
1.9%
3.3%
3.4%
2.6%
0.7%
1.5%
0.7%
1.4%
1.6%
3.9%
3.1%
21.3%
1.4%
0.8%
3.2%
Retained Premium
<$250K
$250K
$500K
$1.0M
$2.5M

Endurance

Geographic Diversification of Crop Insurance Business ARMtech maintains a geographically diversified portfolio of risk 24

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type

ARMtech’s 2015 Estimated Crop Year MPCI Net Written Premiums
Iowa – 5.9%
Nebraska – 3.6%
Minnesota – 2.7%
Indiana – 2.4%
South Dakota – 1.8%
Missouri – 1.7%
North Dakota – 1.7%
Texas – 1.6%
Illinois – 1.4%
Colorado – 1.1%
Kentucky – 1.1%
Tennessee – 0.8%
Ohio – 0.7%
Kansas – 0.5%
Mississippi – 0.4%
South Carolina – 0.4%
Wisconsin – 0.4%
Maryland – 0.3%
All other states – 1.3%
Corn
(29.8%)
Texas – 12.7%
Georgia – 1.7%
Alabama – 0.7%
Mississippi – 0.6%
South Carolina – 0.5%
All other states – 1.0%
Cotton
(17.2%)
Soybeans
(20.4%)
Other Crops
(21.2%)
Wheat
(11.4%)
Texas – 3.4%
Colorado – 1.4%
North Dakota – 1.5%
Oklahoma – 0.7%
Kansas – 0.7%
Kentucky – 0.7%
All other states – 3.0%
Grain Sorghum – 3.5%
Citrus, Nursery & Orange Trees - 2.5%
Apples – 1.8%
Pasture, Rangeland, Forage – 1.5%
Peanuts – 1.4%
Tobacco – 1.2%
Potatoes – 1.0%
Dry Beans – 0.8%
Rice – 0.7%
Barley – 0.5%
All other crops – 6.3%
lowa – 2.9%
Minnesota – 2.2%
Mississippi – 1.9%
Kentucky – 1.6%
Nebraska – 1.4%
North Dakota  – 1.4%
Indiana – 1.3%
Missouri  – 1.3%
Tennessee  – 1.2%
Arkansas – 0.7%
South Dakota – 0.7%
Ohio – 0.6%
Illinois  – 0.5%
All other states – 2.7%

Agriculture Insurance Contains Four Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection

45.0% of MPCI Premiums Ceded to U.S. Federal Government
Assigned Risk Fund
“Higher Risk Policies”
Commercial Fund
“Lower Risk Policies”
2015 Crop Year
Gross Liability
33.1% of first dollar risk retained by
farmers
15.7% of 2014 Crop Year NWP 84.3% of 2014 Crop Year NWP
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss ratio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss ratio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
66.9% of risk retained by ARMtech

ARMtech Has Grown Market Share Over Time
Superior service and technology have driven growth in stable market

Crop Year Market Share % Change in
Est. Market Share
MPCI Certified Companies (Owners) 2014 2013 2012 2011 2010 2009 2008 2007 2007 - 2014
Rain and Hail (ACE)
(1)
19.9% 20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -5.1%
Rural Community Insurance Company (Wells Fargo) 19.2% 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -6.0%
NAU Country Insurance Company (QBE)
(1)
13.3% 13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% -0.1%
Great American Insurance Co. (American Fin. Group) 8.5% 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.2%
American Agri-Business Ins. Co. (Endurance) 8.0% 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 2.1%
CGB Insurance Co. (CGB Diversified Services) 5.3% 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 4.1%
Producers Ag. Ins. Co. (HCC) 5.1% 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.3%
Farmers Mutual Hail Ins. of Iowa 3.9% 4.3% 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% -0.1%
John Deere Risk Protection, Inc. 3.8% 3.8% 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.8%
Agrinational Insurance Company (ADM) 3.8% 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 2.7%
Hudson Insurance Company (Fairfax)
(1)
2.3% 2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.9%
Heartland (Everest Re) 1.8% 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.5%
AgriLogic (Occidental Firs & Casualty Co) 1.3% 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.3%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.2% 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.0%
Country Mutual Insurance Company 0.9% 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Global Ag (XL Reinsurance) 0.8% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.8%
International Ag (Starr Indemnity) 0.7% 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.7%
Climate Corp. (Atlantic Specialty Ins. Co.) 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5%
Crop Pro (Technology Ins. Co.) 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2014.

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of January 1, 2015 is equal to 10.0% of Shareholders’ Equity as of March 31, 2015

Estimated Occurrence Net Loss as of January 1, 2015 Jan. 1, 2014 Jan. 1, 2013
Zone Peril
10 Year
Return
Period
25 Year
Return
Period
50 Year
Return
Period
100 Year
Return
Period
250 Year
Return
Period
100 Year
Return
Period
100 Year
Return
Period
United States
Hurricane $111 $188 $249 $306 $402 $293 $429
Europe
Windstorm 86 137 217 328 448 317 346
California
Earthquake 37 137 192 238 318 238 395
Japan
Windstorm 28 84 119 131 148 144 201
Northwest U.S.
Earthquake — 5 34 106 176 95 154
Japan
Earthquake 16 79 128 153 169 109 111
United States
Tornado/Hail 30 44 57 69 90 88 86
Australia
Earthquake 1 10 40 98 169 86 88
New Zealand
Earthquake 1 6 15 34 77 24 24
Australia
Windstorm 6 20 44 75 103 52 53
New Madrid
Earthquake — — — 7 69 9 10
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates.
The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable.
Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently.
In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our
Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

•
Book value per common share, adjusted for dividends, expanded 3.0% during first quarter 2015
–
Net income attributable to common shareholders of $100.3 million
•
Stable accident year loss ratios in both segments
•
General and administrative expenses were lower due to expense management and increased ceding commissions
•
Light catastrophe activity
•
Gross written premiums of $1.3 billion were 12.4% higher than first quarter 2014
–
Insurance gross written premiums of $736.2 million were 12.9% higher than first quarter 2014
•
Strong growth in our U.S. specialty operations and London were partially offset by lower agriculture premiums.  Professional lines grew 41.2% while the casualty and other specialty lines of business expanded 48.8% compared to first quarter 2014.  Agriculture gross premiums written declined 2.1% as the impact from reduced commodity prices were partially offset by an increase in policy counts and new products.
–
Reinsurance gross written premiums of $565.2 million increased 11.9% compared to first quarter 2014
•
Significant growth within specialty and professional lines was partially offset by declines within property and casualty lines of business.
•
Net written premiums declined 4.2% compared to first quarter 2014 as significant reinsurance/retrocessional protection has been purchased to reduce potential volatility
First Quarter 2015 Highlights
Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

$MM (except per share data and %)	Mar. 31, 2015	Mar. 31, 2014	$ Change	% Change
Net premiums written	765.0	798.7	(33.7)	-4.2%
Net premiums earned	389.9	396.3	(6.4)	-1.6%
Net investment income	41.9	41.0	0.9	2.2%
Net underwriting income	71.1	72.8	(1.7)	-2.3%
Net income to common shareholders	100.3	96.3	4.0	4.2%
Operating income to common shareholders	91.2	94.4	(3.2)	-3.4%
Fully diluted net income EPS	2.23	2.17	0.06	2.8%
Fully diluted operating income EPS	2.03	2.12	(0.09)	-4.2%

	Mar. 31, 2015	Mar. 31, 2014
Operating ROE (annualized)	13.0%	15.0%
Net loss ratio	44.1%	44.6%
Acquisition expense ratio	21.1%	18.2%
General and administrative expense ratio	17.2%	18.5%
Combined ratio	82.4%	81.3%
Diluted book value per share	$62.79	$57.53
Investment leverage	2.30	2.57

Endurance

Financial Results for First Quarter 2015 and 2014 31 Financial highlights Key operating ratios

In $MM	Mar. 31, 2015	Mar. 31, 2014	$ Change	% Change
Casualty and other specialty	100.7	67.7	33.0	48.7%
Agriculture	516.9	527.9	-11.0	-2.1%
Professional lines	54.8	38.8	16.0	41.2%
Property, marine and energy	63.8	17.9	45.9	256.4%
Total insurance	736.2	652.3	83.9	12.9%

In $MM	Mar. 31, 2015	Mar. 31, 2014	$ Change	% Change
Professional lines	43.9	25.6	18.3	71.5%
Casualty	58.1	85.0	-26.9	-31.6%
Catastrophe	124.4	126.6	-2.2	-1.7%
Property	125.7	166.4	-40.7	-24.5%
Specialty	213.1	101.6	111.5	109.7%
Total reinsurance	565.2	505.2	60.0	11.9%

Endurance

Gross Written Premiums for First Quarter 2015 and 2014 32 Insurance Segment Reinsurance Segment

In $MM	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	**1Q15**	Inception to date
Net premiums written	765	1,598	1,697	1,619	1,586	1,575	1,784	1,606	1,764	1,980	2,029	2,049	1,934	765	22,751
Net premiums earned	369	1,174	1,633	1,724	1,639	1,595	1,766	1,633	1,741	1,931	2,014	2,016	1,864	390	21,489
Net underwriting income (loss)	51	179	232	-410	304	322	111	265	195	-252	-48	195	255	71	1,470
Net investment income	43	71	122	180	257	281	130	284	200	147	173	166	132	42	2,228
Net income (loss) before preferred dividend	102	263	356	-220	498	521	100	555	365	-94	163	312	348	108	3,377
Net income (loss) available to common shareholders	102	263	356	-223	483	506	85	539	349	-118	130	279	316	100	3,167
Diluted EPS	$1.73	$4.00	$5.28	($3.60)	$6.73	$7.17	$1.33	$9.00	$6.38	($2.95)	$3.00	$6.37	$7.06	$2.23	$53.73

Key Operating Ratios	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	**1Q15**	Inception to date
Combined ratio	86.2%	84.7%	85.8%	123.5%	81.5%	79.9%	93.5%	84.0%	88.7%	112.9%	102.3%	90.2%	86.0%	82.4%	93.3%
Operating ROE	7.8%	17.3%	19.9%	(11.9%)	25.7%	23.8%	8.5%	22.0%	12.6%	(6.3%)	2.4%	11.9%	11.7%	13.0%	11.1%
Book value per share	$21.73	$24.03	$27.91	$23.17	$28.87	$35.05	$33.06	$44.61	$52.74	$50.56	$52.88	$55.18	$61.33	$62.79	

Endurance

Financial Overview: Inception to Date Financial Performance 33 Financial highlights from 2002 through March 31, 2015